O'CONNOR FUND OF FUNDS:  MULTI-STRATEGY

O'CONNOR FUND OF FUNDS:  MULTI-STRATEGY

PROSPECTUS SUPPLEMENT

DATED MAY 2012

The information set forth below supplements and supersedes the expense table and expense example set forth under the caption "SUMMARY OF FUND EXPENSES" in the Prospectus dated May 1, 2012 of O'Connor Fund of Funds:  Multi-Strategy (the "Fund").  Prospective investors are urged to read the Fund's Prospectus and Agreement and Declaration of Trust carefully, which have preceded this Supplement.

The following table illustrates the expenses and fees that the Fund expects to incur and that shareholders can expect to bear.  The expenses associated with investing in a "fund of funds," such as the Fund, are generally higher than those of other types of funds that do not invest primarily in other investment vehicles.  This is because the shareholders in a fund of funds also indirectly pay a portion of the fees and expenses, including incentive fees, charged at the underlying Investment Fund level.

Shareholder Transaction Expenses
Maximum sales load(1) (percentage of purchase amount)	2.00%
Maximum redemption fee	None
Offering Expenses borne by the Fund (as a percentage of offering amount)	0.10%

Annual Expenses (as a percentage of net assets attributable to Shares)(2)
Advisory fee	1.50%(3)
Other expenses	1.19%(4)
Acquired fund fees and expenses (Investment Fund fees and expenses)(5)	5.95%
Total annual expenses(6)	8.64%(7)
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(1)
Generally, the stated minimum initial investment in the Fund is Shares with an initial value of at least $50,000, which minimum may be reduced for certain shareholders.  Investments may be subject to a waivable sales load of up to 2%.  See "Plan of Distribution."

(2)
The Fund does not currently invest in accounts or funds managed by Subadvisers (see the definition of "Subadviser" on page 1).  Accordingly, the Fund does not indirectly incur any additional expenses associated with such investments.

(3)
In addition to the Advisory Fee, the Fund pays the Adviser an Incentive Fee on a quarterly basis in an amount equal to 5% of the Fund's net profits.  For the purposes of calculating the Incentive Fee for any fiscal quarter, net profits are determined by taking into account net realized gain or loss (including realized gain that may have been distributed to shareholders during such fiscal quarter) and the net change in unrealized appreciation or depreciation of securities positions.  No Incentive Fee will be payable for any fiscal quarter unless losses and depreciation from prior fiscal quarters (the "cumulative losses") have been recovered by the Fund.  The cumulative loss to be recovered before payment of any Incentive Fees will be reduced in certain circumstances, including as a result of withdrawals by shareholders.  The Adviser is under no obligation to repay any Incentive Fee previously paid by the Fund.  The Incentive Fee is accrued monthly as a liability of the Fund and thus reduces the net asset value of all Shares.  See "Risk Factors—Incentive Fee," "Management of the Fund—Incentive Fee" and "Redemptions, Repurchases of Shares and Transfers—Consequences of Repurchase Offers."  For the period from March 29, 2011 (commencement of operations) to December 31, 2011, no Incentive Fee was paid by investors in the Fund.

(4)
Reflects an estimate of all ordinary Fund operating expenses for the fiscal year ended March 31, 2012, calculated based on average net assets of the Fund for the fiscal year ended March 31, 2012 of approximately $146 million.  "Other Expenses" do not include any fees or expenses charged by Investment Funds (which are reflected separately under "Acquired fund fees and expenses").  During the fiscal year ended March 31, 2012, the Fund incurred certain non-recurring expenses, including offering expenses of approximately $500,000.  The Fund, therefore, anticipates that its ordinary operating expenses likely will decrease for the fiscal year ending March 31, 2013.

(5)
Includes the fees and expenses of the Investment Funds in which the Fund is already invested and intends to invest based upon the anticipated net proceeds of this offering.  Some or all of the Investment Funds in which the Fund invests charge incentive fees or allocations based on the Investment Funds' earnings.  The Investment Funds in which the Fund invests generally charge approximately 20% of net profits as an incentive fee or allocation.  The "Acquired fund fees and expenses" disclosed above are based on historic earnings of the Investment Funds in which the Fund invests, which may change substantially over time and, therefore, significantly affect "Acquired fund fees and expenses."  The amount of the Fund's average net assets used in calculating this percentage was based on estimated average net assets for the fiscal year ended March 31, 2012 of approximately $146 million, plus anticipated net proceeds of approximately $500 million from this offering.  The Adviser estimates that approximately 2.54% (as a percentage of the net assets attributable to Shares) of the 5.95% shown as "Acquired fund fees and expenses" reflects operating expenses of the Investment Funds (i.e., management fees, administration fees and professional and other direct, fixed fees and expenses of the Investment Funds).  The Adviser estimates that the balance of approximately 3.41% is attributable to performance-based fees and allocations as well as other investment-related expenses of the Investment Funds (for example, interest expense, dividends paid on investments sold short, bank charges and commissions, stock loan fees, etc.).

(6)
The Adviser has voluntarily entered into an "Expense Limitation and Reimbursement Agreement" with the Fund for a three-year term beginning on March 1, 2011 and ending on February 28, 2014 (the "Limitation Period") to limit certain expenses borne by the Fund during the Limitation Period to an amount not to exceed 1.5% per annum of the Fund's net assets (computed and applied on a monthly basis).  This agreement does not cover:  (i) the Advisory Fee, (ii) the Incentive Fee, (iii) fees of the Investment Funds in which the Fund invests, (iv) brokerage costs, (v) interest payments and (vi) extraordinary expenses (as determined in the sole discretion of the Adviser), and these expenses will be in addition to the expenses of the Fund that may be limited by the Adviser to 1.5% of the Fund's net assets.  The Adviser may discontinue its obligations under the Expense Limitation and Reimbursement Agreement at any time in its sole discretion after the first twelve months of the Limitation Period upon appropriate notice to the Fund.  To the extent that the Adviser bears Specified Expenses, it is permitted to receive reimbursement for any expense amounts previously paid or borne by the Adviser, for a period not to exceed three years from the date on which such expenses were paid or borne by the Adviser, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses have fallen to a level below the Expense Cap and the reimbursement amount does not raise the level of Specified Expenses in the month the reimbursement is being made to a level that exceeds the Expense Cap.  See "Management of the Fund—Expense Limitation and Reimbursement Agreement."

(7)	Total annual expenses shown in the table will increase or decrease over time based on the Fund's asset level and other factors.

    The purpose of the table above is to assist you in understanding the various costs and expenses you would bear directly or indirectly as a shareholder in the Fund.  For a more complete description of the various costs and expenses of the Fund, see "Management of the Fund."

	Example
	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses, including a sales load* (see footnote 1 above), on a $1,000 investment, assuming a 5% annual return:	$103.10	$260.33	$406.34	$727.37

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	1 Year	3 Years	5 Years	10 Years
*Without the sales load, the expenses would be:	$84.79	$245.24	$394.22	$721.80